                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                           /s/  Robert E. Gallagher
                                           -------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                           /s/ T. Kimball Brooker
                                           --------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                           /s/ Gary P. Coughlan
                                           -----------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                           /s/ Peter J. Durkalski
                                           ------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                              /s/     Ilene  S. Gordon
                                           ------------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                             /s/     Frank M. Heffernan, Jr.
                                           -----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                              /s/     Walter F. McClure
                                           -----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                              /s/     Robert Ripp
                                           ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 8th day of February, 2001.

                                              /s/     James R. Wimmer
                                           ----------------------------------